EXHIBIT 99.1

Octillion Subsidiary Files Registration Statement With SEC to Effect Spin Out.

Auburn Hills, MI – October 1, 2007– Octillion Corp. (Symbol: OCTL) today announced that its wholly owned subsidiary, MicroChannel Technologies Corporation (MicroChannel), has filed a registration statement with the Securities and Exchange Commission (SEC), which will allow for the spin out and distribution of MicroChannel shares as a special dividend to shareholders of Octillion on a one-for-one basis.

The distribution of the MicroChannel shares will occur as soon as practicable following the date on which the SEC declares the registration statement effective, at which time Octillion will request The Financial Industry Regulatory Authority (FINRA) to set an ex-dividend date and a payment date. As soon as practicable thereafter, Octillion’s transfer agent shall effect the distribution of the MicroChannel shares.

In order to receive MicroChannel shares in the distribution, Octillion shareholders must be shareholders of Octillion at the close of business on the day before the ex-dividend date set by FINRA.

The Board of Directors of Octillion believe that the distribution of MicroChannel shares is in the best interests of Octillion and its stockholders, that the distribution will enhance value for Octillion stockholders and that the spin-off of MicroChannel will provide greater access to capital by allowing the financial community to focus solely on MicroChannel and its business as a stand alone company.

About MicroChannel Technologies Corporation

MicroChannel is developing technologies and products for peripheral and optic nerve damage and nerve regeneration, as well as potentially other innovative medical and health care technologies.

The research being performed by MicroChannel involves using a patented combination of physical, chemical and biological cues at the “cellular” level to facilitate peripheral nerve regeneration. This technology was co-invented by Dr. Surya Mallapragada, named one of the world’s top 100 young innovators by Technology Review, a technology magazine published by the Massachusetts Institute of Technology.

MicroChannel’s research involves etching linear micro sized grooves onto a biodegradable substrate into which preferred cues, such as Schwann cells, stem cells and laminin, are added. The combination of micropatterned substrates and cues resulted in accelerated nerve elongation rates, and excellent nerve alignment along the substrate grooves, in in vitro studies and restored nerve functionality in animal studies.

Additional research and animal studies were published in a peer-reviewed research paper entitled “Synergistic Effects of Micropatterned Biodegradable Conduits and Schwann Cells on Sciatic Nerve Regeneration” in the Journal of Neural Engineering. In this study, a 1 cm segment of rats’ sciatic nerves, which deliver nerve messages to the hind legs, were removed. After the initial surgery, the paws (toes) curled up completely and the animals were unable to walk.

The severed nerves were then surgically reconnected using micropatterned conduits pre-seeded with Schwann cells.  Over time, as motor skills were regained, the animal’s paw uncurled and the toes spread in order to support their weight. Though initially unable to walk, the rats started to regain use of their legs after three weeks and were able to function normally after six weeks.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging solar energy and solar related technologies.

Among our current research and development activities is the development of a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the film acts as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

The process of producing silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.